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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 19, 1998


                             SCM MICROSYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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
                           DELAWARE                  0-22689                              77-0444317
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                (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
                INCORPORATION OR ORGANIZATION)
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                                131 ALBRIGHT WAY
                           LOS GATOS, CALIFORNIA 95032
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 370-4888

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.        Other Events.

        On May 19, 1998, the registrant acquired all of the issued and outstanding capital stock, and other securities exercisable for shares of capital stock, of Intermart Systems, K.K., a Japanese corporation ("Intermart"), from Intermart's stockholders in exchange for aggregate consideration of US$8.0 million, of which US$4.86 million was paid in cash and US$3.14 million was paid upon the issuance of 46,551 shares of the registrant's Common Stock (such transaction being referred to herein as the "Intermart Acquisition"). In addition, the selling stockholders are entitled to receive up to an additional US$4.0 million in shares of the registrant's Common Stock based upon Intermart's performance during the first full-year of post-acquisition operations. The Intermart Acquisition will be accounted for under the "purchase" method of accounting.


Item 7.        Financial Statements and Exhibits.

        (c)    Exhibits.

               2.1 Stock Purchase Agreement, dated as of May 19, 1998, by and among the registrant, Robert Thomson, Yasuyuki Akamatsu, Intermart Systems Employee Stockholders Club, SCM Venture Club and Intermart Systems, K.K., a Japanese entity.

Item 9.        Sales of Equity Securities Pursuant to Regulation S.

        The registrant's issuance of shares of its Common Stock in connection with the Intermart Acquisition (as described in Item 5 hereof) was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption from registration provided by Rule

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903 of Regulation S promulgated thereunder. The exemption from registration under the Securities Act provided by Rule 903 of Regulation S was available for the issuance by the registrant of shares of its Common Stock in connection with the Intermart Acquisition on the basis of the following: (i) the offer and sale of the registrant's Common Stock was made in an offshore transaction to persons and entities outside the United States; (ii) no directed selling efforts were made in the United States by the registrant, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing;
(iii) the registrant is a reporting person under the Securities Exchange Act of 1934, as amended; (iv) offering restrictions were implemented in respect of the shares of Common Stock issued; and (v) the offer and sale of the registrant's Common Stock were not made to a U.S. person or for the account or benefit of a U.S. person.

        In connection with the Intermart Acquisition, as noted in Item 5 hereof the selling stockholders are also entitled to receive up to an additional US$4.0 million in shares of the registrant's Common Stock based upon Intermart's performance during the first full-year of post-acquisition operations. In the event that the registrant is required to issue additional shares of its Common Stock to Intermart's stockholders based upon Intermart's performance during the first full year of post-acquisition operations, the registrant anticipates that it will issue such shares in reliance upon the exemption from registration provided by Rule 903 of Regulation S promulgated under the Securities Act, or pursuant to another exemption from registration provided by or under the Securities Act. The exemption from registration under the Securities Act provided by Rule 903 of Regulation S would be available for this issuance by the registrant of shares of its Common Stock for the same reasons noted above.





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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SCM MICROSYSTEMS, INC.
                                            A Delaware Corporation


Dated: June 3, 1998                         By: /s/ John Niedermaier
                                               ---------------------------------
                                            Title: Vice President, Finance
                                                   Chief Financial Officer
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                                   EXHIBIT INDEX


Exhibit
  No.                                 Document
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  2.1                 Stock Purchase Agreement, dated as of May 19, 1998, by and among the registrant, Robert Thomson, Yasuyuki Akamatsu, Intermart Systems Employee Stockholders Club, SCM Venture Club and Intermart Systems, K.K., a Japanese entity.